Washington Federal, Inc.
Fact Sheet
March 31, 2018
($ in Thousands)

					Exhibit 99.2

	As of 09/17		As of 12/17		As of 03/18
Loan Loss Reserve - Total	$130,823		$133,905		$134,326
General and Specific Allowance	123,073		127,155		127,576
Commitments Reserve	7,750		6,750		6,750
Allowance and Reserve as a % of Gross Loans	1.07%		1.08%		1.07%

	09/17 QTR	09/17 YTD	12/17 QTR	12/17 YTD	03/18 QTR	03/18 YTD
Loan Originations - Total	$1,022,853	$4,238,978	$953,552	$953,552	$819,017	$1,772,569
Single-Family Residential	189,607	757,116	158,086	158,086	139,255	297,341
Construction	307,416	1,081,464	279,833	279,833	209,952	489,785
Construction - Custom	157,757	530,435	99,720	99,720	128,112	227,832
Land - Acquisition & Development	31,752	79,876	24,449	24,449	17,008	41,457
Land - Consumer Lot Loans	11,728	39,151	9,279	9,279	6,868	16,147
Multi-Family	50,405	299,359	87,586	87,586	36,068	123,654
Commercial Real Estate	103,678	443,687	64,149	64,149	81,518	145,667
Commercial & Industrial	151,930	931,840	212,064	212,064	180,423	392,487
HELOC	17,991	72,913	17,651	17,651	19,065	36,716
Consumer	589	3,137	735	735	748	1,483

Purchased Loans (including acquisitions)	$—	$72,856	$143,605	$143,605	$—	$143,605

Net Loan Fee and Discount Accretion	$4,181	$19,055	$3,509	$3,509	$4,142	$7,651

Repayments
Loans	$699,619	$3,099,851	$859,583	$859,583	$743,611	$1,603,194
MBS	96,156	522,443	92,808	92,808	84,444	177,252

MBS Premium Amortization	$2,929	$13,580	$2,206	$2,206	$2,318	$4,524

Efficiency
Operating Expenses/Average Assets	1.66%	1.55%	1.62%	1.62%	1.69%	1.65%
Efficiency Ratio (%) (a)	48.68%	47.82%	47.25%	47.25%	50.65%	48.94%
Amortization of Intangibles	$2,053	$3,347	$705	$705	$485	$1,190
(a) Efficiency ratio for the six months ended March 31, 2018 excludes the impact of $8.55 million reduction to noninterest income related to FDIC loss share valuation adjustments.

EOP Numbers
Shares Issued and Outstanding	87,193,362		86,363,099		84,749,203

Share repurchase information
Remaining shares authorized for repurchase (b)	1,900,955		753,585		4,080,149
Shares repurchased	1,567,899	3,137,178	1,147,370	1,147,370	1,673,436	2,820,806
Average share repurchase price	$33.10	$31.36	$33.98	$33.98	$34.66	$34.38
(b) Remaining shares authorized for repurchase reflects a reduction related to TARP warrants repurchased for cash to date.

Washington Federal, Inc.
Fact Sheet
March 31, 2018
($ in Thousands)

Tangible Common Book Value	As of 09/17		As of 12/17		As of 03/18
$ Amount	$1,707,006		$1,699,040		$1,676,370
Per Share	19.58		19.67		19.78

# of Employees	1,818		1,829		1,855

Investments
Available-for-sale:
Agency MBS	$842,688		$839,855		$875,183
Other	423,521		406,000		394,088
	$1,266,209		$1,245,855		$1,269,271
Held-to-maturity:
Agency MBS	$1,646,856		$1,765,886		$1,716,566
	$1,646,856		$1,765,886		$1,716,566

	As of 09/17		As of 12/17		As of 03/18
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,711,004	46.8%	$5,693,318	45.7%	$5,705,350	45.5%
Construction	1,597,996	13.1	1,710,418	13.7	1,732,202	13.8
Construction - Custom	602,631	4.9	583,580	4.7	597,671	4.8
Land - Acquisition & Development	124,308	1.0	136,938	1.1	141,628	1.1
Land - Consumer Lot Loans	104,405	0.9	105,086	0.8	102,779	0.8
Multi-Family	1,303,148	10.7	1,312,695	10.5	1,328,049	10.6
Commercial Real Estate	1,434,610	11.8	1,436,508	11.5	1,443,437	11.5
Commercial & Industrial	1,093,360	9.0	1,120,707	9.0	1,151,108	9.2
HELOC	144,850	1.2	136,995	1.1	135,119	1.1
Consumer	85,075	0.7	219,971	1.8	202,911	1.6
	12,201,387	100%	12,456,216	100%	12,540,254	100%
Less:
ALL	123,073		127,155		127,576
Loans in Process	1,149,934		1,175,642		1,141,018
Net Deferred Fees, Costs and Discounts	45,758		46,377		47,572
Sub-Total	1,318,765		1,349,174		1,316,166
	$10,882,622		$11,107,042		$11,224,088

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,652,365	51.9%	$5,636,013	50.7%	$5,649,005	50.3%
Construction	763,742	7.0	820,969	7.4	882,805	7.9
Construction - Custom	273,520	2.5	288,162	2.6	291,387	2.6
Land - Acquisition & Development	97,587	0.9	104,426	0.9	110,912	1.0
Land - Consumer Lot Loans	101,265	0.9	101,666	0.9	99,453	0.9
Multi-Family	1,290,640	11.9	1,300,179	11.7	1,315,064	11.7
Commercial Real Estate	1,416,188	13.0	1,418,364	12.8	1,426,085	12.7
Commercial & Industrial	1,060,304	9.7	1,086,533	9.8	1,117,211	10.0
HELOC	143,381	1.3	135,623	1.2	133,798	1.2
Consumer	83,630	0.8	215,107	1.9	198,368	1.8
	$10,882,622	100%	$11,107,042	100%	$11,224,088	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2018
($ in Thousands)

	As of 09/30/17			As of 12/31/17			As of 03/31/18
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,383,764	49.7%	81	$5,605,233	50.9%	81	$5,612,276	50.4%	81
Idaho	786,974	7.3	24	771,350	7.0	24	792,940	7.1	24
Oregon	1,964,490	18.1	47	1,947,171	17.7	47	1,971,848	17.7	47
Utah	267,717	2.5	10	263,405	2.4	10	265,673	2.4	10
Nevada	326,436	3.0	11	331,423	3.0	11	340,842	3.1	11
Texas	97,670	0.9	6	97,108	0.9	6	102,480	0.9	6
Arizona	1,164,743	10.7	31	1,155,381	10.5	31	1,195,010	10.7	31
New Mexico	843,214	7.8	27	830,508	7.5	27	857,787	7.7	27
Total	$10,835,008	100%	237	$11,001,579	100%	237	$11,138,856	100%	237

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,258,274	11.6%		$1,299,602	11.8%		$1,325,035	11.9%
NOW (interest)	1,760,821	16.3		1,848,594	16.8		1,818,177	16.3
Savings	888,881	8.2		894,879	8.1		895,017	8.0
Money Market	2,453,182	22.6		2,439,537	22.2		2,425,072	21.8
Time Deposits	4,473,850	41.3		4,518,967	41.1		4,675,555	42.0
Total	$10,835,008	100%		$11,001,579	100%		$11,138,856	100%

Deposits greater than $250,000 - EOP	$2,674,914			$2,857,838			$2,832,268

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$668,177	0.65%		$730,975	0.74%		$875,183	0.82%
From 4 to 6 months	714,935	0.76%		871,822	0.83%		728,099	0.92%
From 7 to 9 months	653,760	0.85%		525,594	0.98%		833,326	1.18%
From 10 to 12 months	471,057	0.98%		677,959	1.08%		428,843	1.06%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$27,930	56.3%		$26,219	57.6%		$25,319	47.1%
Construction	—	—		364	0.8		2,296	4.3
Construction - Custom	91	0.2		—	—		—	—
Land - Acquisition & Development	296	0.6		1,326	2.9		2,004	3.7
Land - Consumer Lot Loans	605	1.2		976	2.1		1,045	1.9
Multi-Family	139	0.3		250	0.5		—	—
Commercial Real Estate	11,815	23.8		8,241	18.1		9,527	17.7
Commercial & Industrial	8,082	16.3		7,596	16.7		13,362	24.8
HELOC	531	1.1		476	1.0		217	0.4
Consumer	91	0.2		72	0.2		38	0.1
Total non-accrual loans	49,580	100%		45,520	100%		53,808	100%
Real Estate Owned	20,658			17,928			15,904
Total non-performing assets	$70,238			$63,448			$69,712

Non-accrual loans as % of total net loans	0.46%			0.41%			0.48%
Non-performing assets as % of total assets	0.46%			0.41%			0.45%

Washington Federal, Inc.
Fact Sheet
March 31, 2018
($ in Thousands)

	As of 09/30/17		As of 12/31/17		As of 03/31/18
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$181,941	87.7%	$170,601	85.7%	$162,874	85.5%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	90	—	—	—	—	—
Land - Consumer Lot Loans	7,949	3.8	7,405	3.7	6,837	3.6
Multi-Family	493	0.2	480	0.2	474	0.2
Commercial Real Estate	15,079	7.3	11,910	6.0	11,818	6.2
Commercial & Industrial	—	—	7,256	3.6	7,006	3.7
HELOC	1,728	0.8	1,432	0.7	1,424	0.7
Consumer	97	—	91	—	86	—
Total restructured loans	$207,377	100%	$199,175	100%	$190,519	100%

Restructured loans were as follows:
Performing	$202,272	97.5%	$194,359	97.6%	$186,057	97.7%
Non-performing (c)	5,105	2.5	4,816	2.4	4,462	2.3
Total restructured loans	$207,377	100%	$199,175	100%	$190,519	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$267	0.02%	$340	0.02%	$79	0.01%
Construction	—	—	—	—	—	—
Construction - Custom	13	0.01	50	0.03	—	—
Land - Acquisition & Development	(1,729)	(5.56)	(3,372)	(9.85)	(1,207)	(3.41)
Land - Consumer Lot Loans	(113)	(0.43)	47	0.18	18	0.07
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	—	—	—	—	35	0.01
Commercial & Industrial	(727)	(0.27)	61	0.02	(115)	(0.04)
HELOC	(19)	(0.05)	—	—	1	—
Consumer	(236)	(1.11)	(208)	(0.38)	(182)	(0.36)
Total net charge-offs (recoveries)	$(2,544)	(0.08)%	$(3,082)	(0.10)%	$(1,371)	(0.04)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
One Year GAP		(15.7)%		(12.9)%		(13.9)%
NPV post 200 bps shock (e)		14.6%		14.2%		13.1%
Change in NII after 200 bps shock (e)		3.0%		1.3%		0.1%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
March 31, 2018
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2018
Average Balance Sheet
($ in Thousands)

	September 30, 2017			December 31, 2017			March 31, 2018
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$10,747,453	$122,197	4.51%	$10,984,886	$124,511	4.50%	$11,138,747	$126,529	4.61%
Mortgage-backed securities	2,493,604	15,605	2.48	2,521,407	16,899	2.66	2,592,340	17,667	2.76
Cash & investments	604,198	3,500	2.30	559,370	3,273	2.32	579,628	3,668	2.57
FHLB & FRB Stock	122,620	938	3.03	126,229	1,097	3.45	131,252	1,215	3.75

Total interest-earning assets	13,967,875	142,240	4.04%	14,191,892	145,780	4.08%	14,441,967	149,079	4.19%
Other assets	1,144,200			1,149,607			1,157,987
Total assets	$15,112,075			$15,341,499			$15,599,954

Liabilities and Equity
Customer accounts	$10,704,066	13,850	0.51%	$10,850,742	14,638	0.54%	$10,988,517	16,414	0.61%
FHLB advances	2,214,674	15,958	2.86	2,305,978	15,407	2.65	2,431,556	15,364	2.56
Other borrowings	—	—	—	—	—	—	33	—	—

Total interest-bearing liabilities	12,918,740	29,808	0.92%	13,156,720	30,045	0.91%	13,420,106	31,778	0.96%
Other liabilities	183,542			168,382			170,829
Total liabilities	13,102,282			13,325,102			13,590,935
Stockholders’ equity	2,009,793			2,016,397			2,009,019
Total liabilities and equity	$15,112,075			$15,341,499			$15,599,954

Net interest income		$112,432			$115,735			$117,301

Net interest margin (1)			3.22%			3.26%			3.25%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2018
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2018
Single-Family Residential	25,089	227	$5,704,505	35	18	97	150	0.60%	$28,900	0.51%
Construction	682	1,344	916,662	1	—	7	8	1.17	3,243	0.35
Construction - Custom	1,237	239	295,699	—	—	—	—	—	—	—
Land - Acquisition & Development	128	930	119,063	—	—	4	4	3.13	1,863	1.56
Land - Consumer Lot Loans	1,192	86	102,705	2	—	8	10	0.84	868	0.85
Multi-Family	1,130	1,175	1,328,027	3	1	1	5	0.44	163	0.01
Commercial Real Estate	935	1,544	1,443,437	3	1	5	9	0.96	1,978	0.14
Commercial & Industrial	1,864	618	1,151,108	6	2	22	30	1.61	7,723	0.67
HELOC	2,849	47	135,119	5	5	13	23	0.81	253	0.19
Consumer	3,617	56	202,911	37	13	99	149	4.12	498	0.25
	38,723	294	$11,399,236	92	40	256	388	1.00%	$45,489	0.40%

December 31, 2017
Single-Family Residential	25,325	225	$5,692,045	51	35	104	190	0.75%	$36,172	0.64%
Construction	675	1,262	852,164	1	3	4	8	1.19	4,371	0.51
Construction - Custom	1,241	235	292,255	—	—	—	—	—	—	—
Land - Acquisition & Development	122	920	112,260	—	—	4	4	3.28	1,242	1.11
Land - Consumer Lot Loans	1,209	87	104,996	2	1	10	13	1.08	750	0.71
Multi-Family	1,122	1,170	1,312,673	—	—	2	2	0.18	250	0.02
Commercial Real Estate	925	1,553	1,436,508	2	—	6	8	0.86	444	0.03
Commercial & Industrial	1,849	606	1,120,707	7	2	23	32	1.73	3,467	0.31
HELOC	2,859	48	136,995	8	4	17	29	1.01	991	0.72
Consumer	3,847	57	219,971	43	15	107	165	4.29	567	0.26
	39,174	288	$11,280,574	114	60	277	451	1.15%	$48,254	0.43%

September 30, 2017
Single-Family Residential	25,556	223	$5,709,690	64	29	109	202	0.79%	$37,757	0.66%
Construction	715	1,110	793,959	—	—	—	—	—	—	—
Construction - Custom	1,292	215	277,599	—	—	1	1	0.08	91	0.03
Land - Acquisition & Development	122	859	104,856	—	—	4	4	3.28	330	0.31
Land - Consumer Lot Loans	1,201	87	104,335	3	6	5	14	1.17	946	0.91
Multi-Family	1,135	1,148	1,303,119	2	1	3	6	0.53	399	0.03
Commercial Real Estate	931	1,541	1,434,610	2	—	8	10	1.07	2,558	0.18
Commercial & Industrial	1,820	601	1,093,360	—	2	20	22	1.21	625	0.06
HELOC	2,877	50	144,850	6	4	15	25	0.87	876	0.60
Consumer	4,039	21	85,075	50	24	103	177	4.38	431	0.51
	39,688	278	$11,051,453	127	66	268	461	1.16%	$44,013	0.40%